Acquisitions - Summary of Final Consideration Transferred (Parenthetical) (Details) - Foley Trasimene Acquisition Corp - Class A Common Stock $ / shares in Units, shares in Millions, $ in Billions	Jul. 02, 2021 USD ($) $ / shares shares
Business Acquisition [Line Items]
Business acquisition, equity interest issued, number of shares | shares	141
Business acquisition, equity interest issued, total fair value | $	$ 1.4
Business acquisition, equity interest issued, share price per share | $ / shares	$ 10